SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14A-101)

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        SOUTHEASTERN BANKING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:
     2.   Aggregate number of securities to which transaction applies:
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4.   Proposed maximum aggregate value of transaction:
     5.   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.   Amount Previously Paid:
     2.   Form, Schedule, or Registration Statement No.:
     3.   Filing Party:
     4.   Date Filed:

                        SOUTHEASTERN BANKING CORPORATION
                              1010 NORTHWAY STREET
                              DARIEN, GEORGIA 31305

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
SOUTHEASTERN BANKING CORPORATION:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Southeastern Banking Corporation (the "Company") will be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia 31305, on Tuesday, April 11, 2000 at 3:00 p.m. The Meeting is being held for the purpose of considering and acting upon the election of directors of the Company, each for a term of one year, and for other purposes, as described below:

     1) To elect nine directors to serve until the next Annual Meeting of Shareholders in 2001;
     2) To set the Board of Directors (the "Board") at a twelve member maximum with three to remain vacant until the elected Board deems it in the Company's best interest to fill same;
     3) To approve the appointment of independent auditors by the Audit Committee; and
     4) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Only shareholders of record at the close of business on March 3, 2000 will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

      It is important that your shares be represented and voted at the Meeting. You can vote your shares by completing and returning the enclosed proxy card. REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE ACT TODAY.

      Your attention is directed to the Proxy Statement accompanying this Notice of Meeting for more complete information on the matters to be acted upon at the Meeting.

                                         By Order of the Board of Directors,


                                         WANDA D. PITTS, Secretary


March 20, 2000


--------------------------------------------------------------------------------
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE AT THE MEETING IF THE PROXY IS REVOKED AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.
--------------------------------------------------------------------------------

                        SOUTHEASTERN BANKING CORPORATION
                              1010 NORTHWAY STREET
                                DARIEN, GA 31305

                                -----------------

                                PROXY STATEMENT

                               -----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                             TUESDAY, APRIL 11, 2000

                               -----------------
      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Southeastern Banking Corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia, on Tuesday, April 11, 2000 at 3:00 p.m. or any adjournment or postponement thereof. This Proxy Statement and enclosed form of proxy are first being mailed to shareholders on or about March 20, 2000.

      All shares of the Company's Common Stock, par value $1.25 per share (the "Common Stock"), represented at the Meeting by properly authorized proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the shareholder's instructions. If no instructions are indicated, properly executed proxies will be voted FOR the proposals set forth in this Proxy Statement. A majority of the shares of Common Stock entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum.

      The Company does not know of any matters, other than described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will vote on such matters as the Board of Directors recommends.

      A shareholder may revoke his or her proxy and change his or her vote at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by: (i) signing and returning another proxy with a later date; (ii) giving written notice of revocation of the shareholder's proxy to the Secretary of the Company prior to the Meeting at the address below; or (iii) voting in person at the Meeting. Any written notice revoking a proxy should be delivered to Wanda D. Pitts, Secretary, Southeastern Banking Corporation, at P.O. Box 455, Darien, Georgia 31305 if by mail and at 1010 Northway Street, Darien, Georgia 31305 if by courier. The presence of a shareholder at the Meeting will not automatically revoke such shareholder's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Shareholders of record at the close of business on March 3, 2000 will be entitled to one vote for each share then held. As of March 3, 2000, the Company had 3,580,797 shares of Common Stock issued and outstanding. The Common Stock constitutes the only voting securities issued by the Company.

      The following table sets forth certain information regarding beneficial ownership of the Common Stock as of March 3, 2000 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director, nominee, and executive officer (as defined below under "Executive Compensation and Other Information"), and (iii) all directors, nominees, and executive officers as a group. The Company believes that the individuals listed each have sole voting and investment power with respect to such shares, except as otherwise indicated in the footnotes to the table.

      Unless otherwise indicated below, the business address of each beneficial owner of more than 5% of Common Stock is: c/o Southeastern Banking Corporation, P.O. Box 455, 1010 Northway Street, Darien, Georgia 31305.

                                                                              SHARES BENEFICIALLY OWNED
                                                                              --------------------------
                                                                                AMOUNT OF
                                                                               BENEFICIAL     PERCENT
NAME OF BENEFICIAL OWNER                                                      OWNERSHIP (1)   OF CLASS
------------------------                                                      -------------   --------
Leslie H. Blair .........................................................           8,340           *
David H. Bluestein ......................................................          13,146           *
Gene F. Brannen .........................................................          24,849           *
W. Daniel Burkhalter ....................................................          16,602           *
William Downey (2) ......................................................         185,542        5.18%
Alyson Gray .............................................................         815,878       22.78
Cornelius P. Holland, III ...............................................           1,332           *
Alva J. Hopkins, III ....................................................          34,398           *
G. Norris Johnson .......................................................           8,500           *
S. Michael Little .......................................................         101,234        2.83
  All directors, nominees, and executive officers as a group (10 persons)       1,209,821       33.79

------------

*    Beneficially owned less than 1% of the outstanding shares.
(1) The number of shares as to which each nominee has shared voting and investment power is as follows: Leslie H. Blair - 3,000 shares; Gene F. Brannen - 19,296; W. Daniel Burkhalter - 300; William Downey - 29,700; Alyson Gray - 2,613; Cornelius P. Holland, III - 332; Alva J. Hopkins, III
     - 1,980; and S. Michael Little - 12,112.
(2) Mr. Downey's business address is: Golden Isles Realty, P.O. Box 21097, St. Simons Island, Georgia 31522.


                              ELECTION OF DIRECTORS

                                 (Items 1 and 2)

      A Board of Directors (the "Board") consisting initially of nine directors will be elected at the Meeting for a one-year term or until their successors are elected and qualified. The Board has unanimously approved the nominees named below, all of whom are members of the current Board.

      Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote for the election of the nine nominees named. Although the Board anticipates that all nominees will be available to serve as directors of the Company, should any one or more of them not accept the nomination, or otherwise be unwilling or unable to serve, the proxies will be voted for the election of a substitute nominee, or nominees, as the Board recommends. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

      None of the nominees have been involved in legal proceedings related to bankruptcies, criminal proceedings, or securities law violations. Except for Mr. Holland, all nominees have been engaged in their respective principal occupation and have been associated with their respective employers for the last five years; Mr. Holland was previously employed by a regional bank based in Birmingham, Alabama for 14 years. There are no family relationships among the Director nominees.

      THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ALL THE NOMINEES.

      The table on the next page sets forth certain information with respect to each nominee for election to the Board.

                         INFORMATION CONCERNING NOMINEES

                                                                       DIRECTOR
                                                                 AGE    SINCE
                                                                 ---    -----
Leslie H. Blair................................................. 59      1978
VICE PRESIDENT, GOWEN TIMBER COMPANY

David H. Bluestein.............................................. 58      1984
PRESIDENT, BLUESTEIN'S SUPERMARKET, INC.

Gene F. Brannen................................................. 65      1984
PRESIDENT, BRANNEN SEAFOOD COMPANY, INC.

William Downey.................................................. 66      1976
REALTOR, GOLDEN ISLES REALTY
TREASURER OF THE COMPANY

Alyson Gray..................................................... 32      1999
ASSISTANT SECRETARY OF THE COMPANY
CONTROLLER, SOUTHEASTERN BANK

Cornelius P. Holland, III....................................... 44      1997
PRESIDENT OF THE COMPANY
CHAIRMAN AND CHIEF EXECUTIVE OFFICER, SOUTHEASTERN BANK

Alva J. Hopkins, III............................................ 47      1978
ATTORNEY-AT-LAW
PRESIDENT, TOLEDO MANUFACTURING COMPANY

G. Norris Johnson............................................... 64      1979
PRESIDENT, JOHNSON BROTHERS, INC.

S. Michael Little............................................... 51      1973
VICE PRESIDENT OF THE COMPANY
PRESIDENT AND CHIEF OPERATING OFFICER, SOUTHEASTERN BANK
PRESIDENT, SBC FINANCIAL SERVICES, INC.

      Approval is sought to increase the number of directors to twelve by allowing the nine elected directors to approve three additional directors to be elected at any time the elected Board deems it to be in the Company's best interest to fill same. THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

MEETINGS AND COMMITTEES OF THE BOARD. The Board conducts its business through meetings of the Board and through the activities of its committees, including subsidiary Boards and committees. The Company's Board regularly meets quarterly and other times as needed. During the year ended December 31, 1999, the Board of Directors held 4 regular Board meetings. Except for Mr. Downey, all the Company's directors attended at least 75% of the Board and committee meetings, including subsidiary Board of Directors and committee meetings, on which they served. Mr. Downey attended only 50% of Company Board meetings but attended at least 75% of all other meetings of committees and subsidiary Boards on which he served.

      The Executive Committee of the Board of Directors consists of Messrs. Brannen, Downey, Holland, Hopkins, and Little. This committee evaluates potential acquisitions and handles other Company matters on an as-needed basis. The Executive Committee held no meetings during 1999.

      Messrs. Blair, Bluestein, Brannen, Little, and Ms. Gray serve on the Profit-Sharing Committee of the Company. The Profit-Sharing Committee evaluates profit-sharing plan performance, reviews contribution levels, and approves distributions to plan participants. This committee held 1 meeting during 1999.

      The Board of Directors of Southeastern Bank, the Company's bank subsidiary, typically meets monthly, and its Executive Committee, twice a month. All members of the Company's Board also serve on the Southeastern Bank Board of Directors. The Southeastern Bank Board held 12 meetings during 1999. Messrs. Blair, Bluestein, Brannen, Holland, and Little also serve on the Southeastern Bank Executive Committee. This committee primarily reviews and approves loans but is also empowered to act on other bank matters in the absence of the bank Board. The Southeastern Bank Executive Committee held 20 meetings in 1999.

      Messrs. Hopkins and Johnson serve on the Audit Committee of Southeastern Bank. The primary functions of this committee are to recommend the independent auditors for the Company and its subsidiaries; review external audit scope, findings, and recommendations; evaluate internal accounting policies and procedures; and review and approve the annual plan for the internal audit department, as well as summary reports of such department's findings and recommendations. The Audit Committee held 5 meetings in 1999.

      The Compensation Committee of Southeastern Bank is responsible for approving the compensation arrangements for the Company's executive officers. The current members of the Compensation Committee include Messrs. Downey, Holland, and Hopkins. The Compensation Committee held 1 meeting during 1999.

      The Board of Directors of SBC Financial Services, Inc., the Company's insurance affiliate, consists of Messrs. Bluestein, Holland, and Little. This Board evaluates the financial performance, approves marketing programs, and establishes policy for the insurance agency. Three meetings were held by the SBC Financial Services, Inc. Board in 1999.

      The Company's full Board acts as a nominating committee for the annual selection of nominees for election as Company directors. While the Board will consider nominees recommended by shareholders, it has not established any procedures for this purpose.

DIRECTOR COMPENSATION. Non-employee directors of the Company receive a fee of $500.00 per meeting. No fees are paid to members of committees appointed by the Company Board for their service on Company committees. Non-employee directors of Southeastern Bank are paid a director's fee of $450.00 per month, and, if on the Executive Committee, an additional $400.00 per month. Audit Committee members are paid $150.00 for each meeting attended. Non-employee directors of SBC Financial Services, Inc. are paid $100.00 per meeting attended. No fees are paid to directors employed by the Company and its subsidiaries for their attendance at any Board or committee meetings.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

      Executive officers are elected annually by the Board. The following table sets forth the name of each executive officer of the Company and its subsidiaries and the principal positions and offices each holds with the Company. Unless otherwise indicated, each of these officers has served as an executive officer of the Company or its subsidiaries for at least five years.

NAME                                 INFORMATION ABOUT EXECUTIVE OFFICERS
----                                 ------------------------------------
Cornelius P. Holland, III       President of the Company and Chairman of the
                                Board and Chief Executive Officer of
                                Southeastern Bank. From April 7, 1997 - December
                                9, 1997, Mr. Holland was Vice Chairman of
                                Southeastern Bank. From 1983 - April 1997, Mr.
                                Holland held various positions at Compass Bank, Birmingham, Alabama, most recently Senior Vice
                                President/Manager, Metropolitan Commercial
                                Banking.

NAME                                INFORMATION ABOUT EXECUTIVE OFFICERS
----                            ----------------------------------------
S. Michael Little               Vice President of the Company.
                                Mr. Little is also President and Chief Operating
                                Officer of Southeastern Bank and President of
                                SBC Financial Services, Inc. Mr. Little also served as Chairman of Southeastern Bank of Florida prior to its merger with Southeastern
                                Bank in June 1998.

W. Daniel Burkhalter            Senior Vice President of Southeastern Bank. In
                                addition to his position at Southeastern Bank, Mr. Burkhalter served as President of Southeastern Bank of Florida prior to its merger with Southeastern Bank. Mr. Burkhalter is 46.


                           SUMMARY COMPENSATION TABLE

      All executive compensation is paid by the Company's subsidiaries. The following table sets forth the compensation of executive officers of the Company's subsidiaries whose annual compensation exceeded $100,000 in 1999:


                                               ANNUAL COMPENSATION          ALL OTHER
                                           ----------------------------   COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR       SALARY           BONUS       (2) (3) (4)
------------------------------    -------  ----------        ----------    -----------
Cornelius P. Holland, III (1)      1999    $187,570.00       $15,630.84     $21,073.48
PRESIDENT OF THE COMPANY           1998     183,000.00        15,250.00      18,822.16
                                   1997     127,199.13                -       2,421.92

S. Michael Little                  1999    $153,750.00       $12,938.59     $22,221.64
VICE PRESIDENT OF THE COMPANY      1998     150,000.00        12,500.00      19,298.28
                                   1997     137,792.00        11,482.64      15,631.78

W. Daniel Burkhalter               1999    $101,422.00        $8,451.84     $15,699.24
SENIOR VICE PRESIDENT OF           1998      98,952.00         8,246.00      13,877.08
   SOUTHEASTERN BANK               1997      98,952.00         7,250.00      14,102.32


(1)  Mr. Holland's employment with the Company began on April 7, 1997.
(2) The Company's subsidiaries maintain a qualified profit-sharing plan which covers executive officers and other employees who have completed one calendar year of service. A participant's interest vests 20% each year beginning after the third year of service, with 100% vesting in seven years. The profit-sharing contribution set aside for these executive officers approximated $44,000.00, $40,000.00, and $22,000.00 in 1999, 1998,
     and 1997. Mr. Holland was not eligible for a profit-sharing contribution in 1997.
(3) The Company provides group medical and life insurance for officers and employees. Additionally, executive officers are entitled to a $100,000 executive life insurance policy. The premium amount for these policies is included in this total.
(4) This compensation amount does not include the value of any personal benefit that might be derived from the use of an automobile.

                       STOCK OPTIONS, WARRANTS, OR RIGHTS

The Company has not issued and does not have outstanding any stock options, warrants, or rights.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of Southeastern Bank establishes the base salary, cash bonuses, and other compensation for executive officers. Messrs. Downey, Holland, and Hopkins served as members of the Compensation Committee during all or part of 1999. Mr. Holland is currently President of the Company and Chairman of the Board and Chief Executive Officer of Southeastern Bank. Mr. Downey is Treasurer of the Company but receives no salary or other remuneration besides director's fees for serving in that capacity. During 1999, the Company's bank subsidiary engaged in customary banking transactions and had outstanding loans to directors, executive officers, principal shareholders, and their affiliates, including members of immediate families, of the Company and its subsidiaries. These loans were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. Additionally, in the ordinary course of business, the Company buys goods and services from directors who are not employees. Such purchases were not significant during 1999.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

                                    (Item 3)

      Subject to ratification by a majority of the shares represented at the Meeting, the Audit Committee will be given approval to appoint the auditors of the Company for 2000. The Audit Committee considers a number of factors in making its appointment, including audit continuity, proposed audit scope, and estimated fees. The Board expects that the Audit Committee will appoint BDO Seidman, LLP as the Company's auditors for 2000. BDO Seidman, LLP has audited the Company's financial statements for the last two years. Bricker & Melton, P.A., whose practice was combined with BDO Seidman, LLP in 1998, audited the Company's financial statements for the year ended December 31, 1997.

                              SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's principal administrative office no later than November 20, 2000. Shareholder proposals should be delivered to Southeastern Banking Corporation, Attention: Corporate Secretary, at P.O. Box 455, Darien, Georgia 31305 if by mail and at 1010 Northway Street, Darien, Georgia 31305 if by courier. Any such proposal shall be subject to the requirements of the proxy rules adopted under Securities and Exchange Commission rules and regulations and, as with any shareholder proposal (regardless of whether included in the Company's proxy materials), the Company's Articles of Incorporation and Bylaws as well as Georgia law. Under the proxy rules, in the event that the Company receives notice of a shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the Company's proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by the Company to its shareholders will vote on such proposal as the Board recommends without any discussion of the proposal in the 2001 Proxy Statement if notice of the proposal is not received at the principal administrative office of the Company by February 3, 2001.

                                  OTHER MATTERS

                                    (Item 4)

      The Board knows of no other matters which will be brought before the Meeting. If other matters are properly introduced, the persons named in the enclosed proxy will vote on such matters as the Board recommends.

                             ADDITIONAL INFORMATION

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitation by mail, directors, officers, and other employees of the Company may solicit proxies personally or by telegraph or telephone, without additional compensation. The Company may also retain the services of a proxy solicitation firm, whose fees and expenses would be paid by the Company, although the Company has no present intention to retain any such firm.

                                         By Order of the Board of Directors,


                                         WANDA D. PITTS, Secretary


March 20, 2000




--------------------------------------------------------------------------------
UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO SOUTHEASTERN BANKING CORPORATION, P.O. BOX 455, 1010 NORTHWAY STREET, DARIEN, GEORGIA 31305, ATTENTION: CORPORATE SECRETARY, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED UPON PAYMENT OF REASONABLE COST, IF ANY, OF REPRODUCTION AND DELIVERY.
--------------------------------------------------------------------------------

                        SOUTHEASTERN BANKING CORPORATION
                                      PROXY
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 11, 2000

                            -------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, revoking previous proxies, hereby appoints Cornelius P. Holland, III and S. Michael Little, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Southeastern Banking Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at Southeastern Bank, 1010 Northway Street, Darien, Georgia 31305 on Tuesday, April 11, 2000 at 3:00 p.m. or any adjournment or postponement thereof, upon the matters described below and in the accompanying Proxy Statement dated March 20, 2000, and upon any other business that may properly come before the Meeting or any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

1.   PROPOSAL TO ELECT AS DIRECTORS: Leslie H. Blair, David H. Bluestein, Gene
     F. Brannen, William Downey, Alyson Gray, Cornelius P. Holland, III, Alva J. Hopkins, III, G. Norris Johnson, S. Michael Little.

      FOR all nominees      WITHHOLD     INSTRUCTIONS:  To withhold authority
    listed above (except   AUTHORITY                    to vote for any nominee,
    as indicated to the   to vote for                   write nominee's  name
         contrary)          nominees                    on the line below:
                          listed above
          [ ]                 [ ]        ---------------------------------------

                  (CONTINUED AND TO BE SIGNED ON OPPOSITE SIDE)

2.   PROPOSAL TO SET THE NUMBER       3. PROPOSAL TO APPROVE THE APPOINTMENT OF
     OF DIRECTORS AT 12.                 INDEPENDENT AUDITORS BY THE AUDIT
                                         COMMITTEE.

     FOR     AGAINST     ABSTAIN         FOR       AGAINST     ABSTAIN
     [ ]       [ ]          [ ]          [ ]         [ ]         [ ]

4. Pursuant to the Proxy Statement, said proxies are directed to vote as the Board of Directors recommends with respect to any other business that may properly come before the Meeting or any adjournment or postponement thereof. By executing this Proxy, I acknowledge receipt of the Notice of Meeting, the accompanying Proxy Statement, and the Company's 1999 Annual Report.
                                               ________________________________

_____________
PLEASE SIGN,                                    ________________________________
DATE AND                                        Signature(s) of Shareholder(s)
RETURN
PROMPTLY IN                                     Date______________________,2000
ENCLOSED
ENVELOPE.
____________                                   NOTE: Please sign exactly as your
                                               name appears on the Proxy; if
                                               shares are held jointly, all
                                               joint owners must sign. When
                                               signing in a fiduciary capacity,
                                               such as executor, administrator,
                                               attorney, trustee, or guardian,
                                               please give full title as such. A
                                               corporation must sign in full
                                               corporate name by its president
                                               or other authorized officer. A
                                               partnership must sign in
                                               partnership name by an authorized
                                               person.